Exhibit 99.1 Business Update for Investors & Analysts

Note regarding forward-looking statements This presentation and other oral or written statements that we make from time to time contains information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe” and other words and terms of similar meaning, or that are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to future actions, prospective services or products, financial projections, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, as well as trends in operating and financial results. In particular, this presentation contains estimates of the impact of various market factors, under certain scenarios, on projected distributable earnings (the “distributable earnings projections”). Such distributable earnings projections are estimates and are not intended to predict our future results and performance, including the performance of our hedging program. Actual future results may differ from those shown, including as a result of changes in the operating and economic environments and natural variations in experience. The scenarios underlying our distributable earnings projections were selected for illustrative purposes only, are based on a number of assumptions as to the future and do not purport to address all of the many factors that may be relevant. We refer to one of the scenarios included in the distributable earnings projections as the “Base Case Scenario.” The Base Case Scenario is representative of relatively stable future market conditions, growing at rates that have historically been observed in U.S. capital markets. As a result, while the Base Case Scenario may be no more or less probable than any of the other illustrative scenarios, for the purpose of establishing certain financial targets, management utilizes the Base Case Scenario. The distributable earnings projections reflect market returns and interest rates starting from December 31, 2019 and no assurance can be given that future experience will be in line with the assumptions made – see “Risk Factors — Risk Related to Our Business — Our analyses of scenarios and sensitivities that we may utilize in connection with our variable annuity risk management strategies may involve significant estimates based on assumptions and may therefore result in material differences from actual outcomes compared to the sensitivities calculated under such scenarios” in our Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Form 10-K”). Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others: differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased market risk due to guarantees within certain of our products; the effectiveness of our variable annuity exposure risk management strategy and the impact of such strategy on volatility in our profitability measures and negative effects on our statutory capital; the reserves we are required to hold against our variable annuities as a result of actuarial guidelines; the potential material adverse effect of changes in accounting standards, practices and/or policies applicable to us, including changes in the accounting for long-duration contracts; our degree of leverage due to indebtedness; the impact of adverse capital and credit market conditions, including with respect to our ability to meet liquidity needs and access capital; the impact of changes in regulation and in supervisory and enforcement policies on our insurance business or other operations; the availability of reinsurance and the ability of the counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; the adverse impact to liabilities for policyholder claims as a result of extreme mortality events; heightened competition, including with respect to service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; any failure of third parties to provide services we need, any failure of the practices and procedures of such third parties and any inability to obtain information or assistance we need from third parties; the ability of our insurance subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders and repurchase our common stock; the effectiveness of our policies and procedures in managing risk; our ability to market and distribute our products through distribution channels; whether all or any portion of the tax consequences of the separation from MetLife, Inc. (“MetLife”) are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact us; the uncertainty of the outcome of any disputes with MetLife over tax-related or other matters and agreements or disagreements regarding MetLife’s or our obligations under our other agreements; the potential material negative tax impact of potential future tax legislation that could make some of our products less attractive to consumers; and other factors described from time to time in documents that we file with the U.S. Securities and Exchange Commission (“SEC”). For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties and other factors identified in our 2019 Form 10-K, particularly in the sections entitled “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk,” as well as in our other subsequent filings with the SEC. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward- looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. Non-GAAP and other financial information This presentation also contains certain statutory-based measures used by management and may also include measures that are not calculated based on accounting principles generally accepted in the United States of America, also known as "GAAP." Please see our fourth quarter 2019 financial supplement available on the Brighthouse Financial Investor Relations website at http://investor.brighthousefinancial.com for definitions of such terms as well as additional information regarding our use of non-GAAP financial information, and related reconciliations. 2

Agenda I. Company update and strategy Eric Steigerwalt II. Business growth strategy Myles Lambert Conor Murphy III. Financial drivers Ed Spehar IV. Closing remarks Eric Steigerwalt 3

Company update & strategy Business growth strategy Financial drivers Closing remarks

We’re Brighthouse Financial We are on a mission to help people achieve financial security We specialize in products designed to help people protect what they’ve earned and ensure it lasts We are built on a foundation of experience and knowledge, which allows us to keep our promises and provide value to our distributors and the clients they serve 5

Strategic overview Offer simpler products that provide value to all stakeholders Broaden distribution footprint in the U.S. Become a cost-competitive manufacturer over time 6

An established U.S. retail franchise One of the largest providers of annuities and life insurance in the U.S. Company Profile Financial Strength $227B 2M+ $9.7B $16.2B Total Assets Customers Statutory Combined Total Stockholders’ Equity Adjusted Capital (TAC) $150B $400B 552% $0.8B Annuity Assets Under Life Insurance In-Force(1) Combined Risk-Based Holding Company Liquid Management Capital (RBC) Ratio Assets 400+ A+ / A / A / A3 Independent Distribution Partners Financial Strength Ratings S&P / Fitch / A.M. Best / Moody’s Data as of 12/31/19 (1) Net of reinsurance and including ULSG and Group Life in-force. 7

Significant progress over the past two years 47% $2.0B 68% 3.0x 11%+ Increase in TAC Increase in Increase in Increase in Reduction in Ordinary Dividend Annuity Sales Advisor Shares Capacity(1) Awareness(2) Outstanding 2017 2019 $9.7 $2.1 $7.3 76% 119.8 $6.6 $4.3 106.0 25% $0.1 $ in billions $ in billions $ in billions Amount in millions All data as of year-end 2017 and 2019, unless otherwise noted. (1) Ordinary dividend capacity represents amount permitted to be paid by our insurance subsidiaries as of 12/31 for the following year, 8 (2) Source: Phoenix Marketing International Quarterly Brand Tracking Study; 2017 advisor awareness as of first quarter 2017.

Metrics to drive shareholder value Sales • Total annual annuity sales target increased to $8.5B+ in 2021 • Targeting $250M of total life sales in 2021 Corporate Expenses • On track for $150M run-rate corporate expense reduction by end of 2020 • Targeting additional $25M reduction in 2021 Capital Strength & Generation • Combined RBC ratio target of 400% – 450% in normal markets • Expect to take subsidiary dividends of $1.3B in 2020 • On track for $1.5B of capital return through 2021 9

Key messages • Competitive annuity and life insurance products available through broad independent distribution network • Strong sales momentum and identified growth opportunities • Evolving business mix to less capital-intensive products • Compelling distributable earnings across a range of market scenarios 10

Company update & strategy Business growth strategy Financial drivers Closing remarks

Annuity and life insurance growth strategy Wholesaler Productivity Core Sales Expansion Continued Product Expansions Digital Platforms New / Adjacent Channels IMO and Other Partnerships 12

Meaningful growth in annuity sales since 2017 Annuity Multi-Ticket Wholesaler Wholesaler Sales Growth Sales Growth Sellers Productivity Count from Our Top 20 Firms +68% +43% +45% +10% +81% Percentages show growth from year-end 2017 to year-end 2019. 13

Diversification through growth of life insurance SmartCareSM First life insurance product • $400B of life insurance in-force, net launched as an independent (1) of reinsurance company • Recently developed new fully- digitized process with data-driven Offered through 13 underwriting distributors • Launched SmartCareSM in 2019 Representing access to • Additional life insurance products in 56,000+ advisors development (1) Data as of 12/31/19 and includes ULSG and Group Life in-force. 14

Continued sales momentum Targeted distribution strategy with customized solutions Annuity sales ($ in billions) Life sales ($ in millions) $250 $8.5+ $8.0+ $7.3 $5.9 $4.3 $90 $25 2017 2018 2019 2020E 2021E 2019 2020E 2021E New business priced with double-digit statutory internal rates of return 15

Improving annuity net flows 2020 Projected $ in billions Inflows Outflows ~$12 Higher capital- ~$4 intensive blocks $8+ ~$8 Lower capital- intensive blocks 16

Evolving business mix to less capital-intensive products Annuity account value by product type 2016 2019 2022E 2025E 2% 5% 13% 11% 9% 2% 10% 9% 11% 38% 32% 44% 49% 22% 36% 32% 32% 25% 18% VA Non-Capital Intensive VA Capital Intensive Shield Fixed & Income FIA Lower capital-intensive products and greater cash flow generation 17

Shield Level annuities complement VA in-force block Shield Level – Illustrative(1) Key highlights Hedges on new business cover the increase in • Risk offset for VA business account value Shield Assets Shield Account Value • Invested in fixed instruments Level of Assets & Account Value Account & Assets Level of Shield account value decreases while Shield assets maintain value -40% -20% 0 20% 40% Market Return (1) Shield Level 10 product used for illustration. 18

Key takeaways • Continued sales momentum driven by diversified products and distribution expansion • Sales growth continues to improve net flows and company risk profile • Evolving business mix to less capital-intensive products and greater cash flow generation 19

Company update & strategy Business growth strategy Financial drivers Closing remarks

Key messages on financial strategy • Lower risk profile compared with separation • Hedging strategy preserves distributable earnings across scenarios • Compelling RBC ratio and holding company cash in stressed markets • Significant long-term total company distributable earnings profile 21

VA hedging strategy overview Change in first loss position and hedging approach $ in billions Original Strategy Revised Strategy First loss position $2.0 Up to $0.5 Hedging approach(1) OTM More ATM Change in hedge instruments relative to original strategy Total Return Swaps Equity markets Options Swaps/Forwards Interest rates Options (1) Out-of-the-money (“OTM”) versus more at-the-money (“ATM”). 22

Less volatility in distributable earnings across scenarios Projected VA distributable earnings, cumulative 2020 – 2022(1) $ in billions Original Strategy Revised Strategy Base $1.4 – 2.4 $2.2 Upside (Scenario 2) $2.4 – 3.4 $2.6 Lower SA Return(2) (Scenario 3) $0.5 – 1.5 $1.8 Lower SA Return/Rates(2) (Scenario 4) $0.0 – 0.8 $1.3 Equity Shock/Low Rates (Scenario 5) $0.0 $1.3 (1) Scenarios assume market returns and interest rates starting from 12/31/2019. See Appendix for scenario assumptions. Actual results may differ. See 23 “Note regarding forward-looking statements” for additional information. (2) Separate account (“SA”).

Significant reduction in equity market sensitivity Projected VA distributable earnings sensitivities, cumulative 2020 – 2022(1) $ in billions Original strategy Revised strategy 25% decline in equity 250 bps lower SA return markets, $1.4 – $2.4 10YR-UST drops to 1% $2.2 $1.8 $0.5 – $1.5 $1.3 $0.0 Base Case Lower SA Return Equity Shock/Low Rates (1) Scenarios assume market returns and interest rates starting from 12/31/2019. See Appendix for scenario assumptions. Actual results may differ. 24 See “Note regarding forward-looking statements” for additional information.

Well-diversified, high-quality investment portfolio Portfolio composition by asset class(1) Key highlights 1% <1% 2% <1% • $96B general account assets 2% 3% • 74% fixed maturities 96% investment grade 33% 17% 2% 2% Fixed maturities securities portfolio(1)(2) 4% 1% 6% 10% 3% AAA 8% 10% 24% AA 30% Fixed Maturity Securities A U.S. Corporate Foreign Corporate BAA MBS U.S. Government & Agency 10% CMBS Municipals BA ABS Foreign Government Mortgage Loans Other Invested Assets B or Below Other Limited Partnerships Short-Term Investments Policy Loans Real Estate Equity 32% Equity Securities (1) Based on market value as of 12/31/19; does not include cash and cash equivalents, (2) Based on consolidated NRSRO ratings except Non-Agency 25 RMBS, which are based on NAIC rating. Note: Totals may not sum to 100% due to rounding.

Balance sheet strength under stressed market conditions Combined RBC ratio 552% ~475% 350% – 400% Year-end 2019 Pro forma for 2020 Pro forma for 2020 dividends dividends to holding to holding company and company stressed market condition(1) Holding Company Cash $0.8B ~$2.0B ~$2.0B (1) Stressed market condition assumes 25% equity decline, credit downturn, and 10-Yr U.S. Treasury at 1%. 26

Significant long-term total company distributable earnings

Total company projected distributable earnings, cumulative 2020 - 2029



$ in billions
Non-VA & new business
VA
$9 – $11
~30%
~70%
$4 – $5
~50%
~50%
Base Case
Lower SA Return/Rates

Significant distributable earnings even in persistent low return/rate environment

Brighthouse FINANCIAL

Note: Scenarios assume market returns and interest rates starting from 12/31/2019. See Appendix for scenario assumptions. Actual results may differ. See "Note regarding forward-looking statements" for additional information.

27

Key takeaways • Prudence and flexibility define financial management strategy • Ensure strong balance sheet in stressed markets to protect franchise • Significant distributable earnings story 28

Company update & strategy Business growth strategy Financial drivers Closing remarks

Closing remarks • Competitive annuity and life insurance products available through broad independent distribution network • Strong sales momentum and identified growth opportunities • Evolving business mix to less capital-intensive products • Compelling distributable earnings across a range of market scenarios 30

Appendix

Projected VA distributable earnings 2020 - 2022 $4.3 2020 - 2024 $3.6 $ in billions $2.6 $2.7 $2.2 $1.8 $1.5 $1.3 $1.3 $1.3 Equity Lower SA Lower SA Base Case Upside Shock/Low Return Return/Rates Rates Assumptions as of December 31, 2019 (25)% shock to Separate 6.5% 9.0% 4.0% 4.0% equities, then Account Return 6.5% SA return Drop to 1% and 10-year U.S. Mean reversion to Mean reversion to Mean reversion to Forward curve increases to 1.3% 3.75% by 2029 3.75% by 2029 3.75% by 2029 Treasury over 10 years Note: Scenarios assume market returns and interest rates starting from 12/31/2019. Actual results may differ. See “Note regarding forward-looking 32 statements” for additional information.

Projected VA distributable earnings across scenarios For the Three Years Ending December 31, 2020 to December 31, 2022 Equity Lower SA Lower SA Base Case Upside Shock/ Return Return/Rates $ in billions Low Rates Fees $8.3 $8.5 $8.1 $8.1 $7.3 Hedge gains/(losses) (including Shield net (4.5) (6.2) (2.9) (2.7) 4.4 impact) Benefits and expenses (3.5) (3.4) (3.5) (3.5) (3.8) Investment income 1.3 1.3 1.3 1.4 1.4 (Increase)/decrease in VA target funding level (0.4) 1.4 (2.2) (3.0) (9.0) Subtotal 1.2 1.6 0.8 0.3 0.3 Release of VA Capital (in 2020) 1.0 1.0 1.0 1.0 1.0 Variable annuity distributable earnings $2.2 $2.6 $1.8 $1.3 $1.3 VA assets in excess of CTE98 across scenarios Note: Scenarios assume market returns and interest rates starting from 12/31/2019. Actual results may differ. See “Note regarding forward-looking 33 statements” for additional information.

Projected VA distributable earnings across scenarios For the Five Years Ending December 31, 2020 to December 31, 2024 Equity Lower SA Lower SA Base Case Upside Shock/ Return Return/Rates $ in billions Low Rates Fees $12.9 $13.4 $12.5 $12.5 $11.5 Hedge gains/(losses) (including Shield net (6.5) (9.1) (4.4) (4.0) 2.4 impact) Benefits and expenses (5.7) (5.6) (5.9) (5.9) (6.6) Investment income 2.3 2.1 2.4 2.4 2.5 (Increase)/decrease in VA target funding level (0.4) 2.5 (2.9) (4.5) (9.5) Subtotal 2.6 3.3 1.7 0.5 0.3 Release of VA Capital (in 2020) 1.0 1.0 1.0 1.0 1.0 Variable annuity distributable earnings $3.6 $4.3 $2.7 $1.5 $1.3 VA assets in excess of CTE98 across scenarios Note: Scenarios assume market returns and interest rates starting from 12/31/2019. Actual results may differ. See “Note regarding forward-looking 34 statements” for additional information.